Exhibit 10.1

AMENDMENT NO. 6 TO SECOND RESTATED LICENSE AGREEMENT

This Amendment No. 6 (“Amendment No. 6”) to the Second Restated License Agreement is made and entered into on the date of the last signature below by and between:

Janssen Vaccines & Prevention B.V., a company under Dutch law with limited liability, with registered address at Archimedesweg 4, 2333 CN Leiden, The Netherlands (“Janssen Vaccines”); and

Altimmune, Inc., a Delaware corporation, having offices located at 910 Clopper Road, Suite 201S, Gaithersburg Maryland (MD) 20878, Unites States (“Altimmune”).

Each party hereinafter individually referred to as “Party” and collectively as “Parties”.

WHEREAS Altimmune (Vaxin) and Janssen Vaccines (Crucell) entered into a Second Restated License Agreement effective as of October 4, 2005 (as amended, the “Agreement”);

WHEREAS Altimmune and Janssen Vaccines entered into the Amendment No. 1 to Second Restated License Agreement effective as of September 25, 2015;

WHEREAS Altimmune and Janssen Vaccines entered into the Amendment No. 2 to Second Restated License Agreement effective as of September 20, 2016;

WHEREAS Altimmune and Janssen Vaccines entered into the Amendment No. 3 to Second Restated License Agreement effective as of April 2, 2020;

WHEREAS Altimmune and Janssen Vaccines entered into the Amendment No. 4 to Second Restated License Agreement effective as of July 28, 2020;

WHEREAS Altimmune and Janssen Vaccines entered into the Amendment No. 5 to Second Restated License Agreement effective as of October 22, 2020;

WHEREAS Altimmune is adding two additional STRATEGIC PARTNERS; and

WHEREAS Altimmune and Janssen Vaccines desire to further amend the Agreement on the terms and conditions set forth below in accordance with Section 14.1 of the Agreement.

NOW THEREFORE, the Parties agree as follows:

1.

Definitions and Cross References. Unless otherwise specified herein, each capitalized term shall have the meaning assigned to it in the Agreement and each reference to a Section or Article shall refer to the corresponding Section or Article in the Agreement.

2.

Exhibit 1.1 of the Agreement. Exhibit 1.1 of the Agreement (attached hereto) is hereby deleted in its entirety and replaced with a new Exhibit 1.1. as set forth on Exhibit A of this Amendment No. 6, including to add the following under the header Approved STRATEGIC PARTNERS:

MassBiologics and WuXi.

3.	The Agreement is amended only to the extent necessary to give full effect to this Amendment No. 6. All other terms and conditions of the Agreement shall remain in full force and effect.
4.	Each signatory to this Amendment No. 6 personally represents that, to the best of his/her knowledge, he/she has authority to legally bind his/her respective Party to this Amendment No. 6.
5.

This Amendment No. 6 may be executed in counterparts and when bearing the signatures of all required parties hereto it shall constitute one and the same Amendment No. 6. The Parties agree that exchanged PDF copies of a signature or any other electronically generated signature used in execution of this Amendment No. 6 (including by means of services such as Adobe eSign services) shall constitute a binding original of this Amendment No. 6   for all purposes.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 6        to be duly executed on the dates written below.

Janssen Vaccines & Prevention B.V.	Altimmune, Inc.
/s/ Maarten Santman _____________________	/s/ Will Brown ____________________
Name: Maarten Santman	Name: Will Brown
Function: Legal Director	Function: Chief Financial Officer
Date: 22 January 2021	Date: 21 January 2021

Exhibit A EXHIBIT 1.1

Approved REGISTERED AFFILIATES: none Approved STRATEGIC PARTNERS:

-	Batavia Bioservices B.V.

Manufacturer of the VACCINE for VAXIN in the FIELD of prevention and/or treatment of human infectious diseases caused by infectious agents in Batavia's own facilities

-	Fujifilm Diosynth Biotechnologies

Manufacturer of the VACCINE for ALTIMMUNE in the FIELD of prevention and/or treatment of human infectious diseases caused by infectious agents Fujifilm Diosynth Biotechnologies facility located in College Station, TX.

-	Emergent BioSolutions

Manufacturer of the VACCINE for ALTIMMUNE in the FIELD of prevention and/or treatment of human infectious diseases caused by infectious agents in Emergent's own facilities located in Baltimore, MD.

-	Vigene Biosciences, Inc.

Manufacturer of the VACCINE for ALTIMMUNE in the FIELD of prevention and/or treatment of human infectious diseases caused by infectious agents in Vigene’s own facilities located in Rockville, MD.

-	Brammer Bio, LLC (aka Patheon Viral Vector Services), part of Thermo Fisher Scientific

Manufacturer of the VACCINE for ALTIMMUNE in the FIELD of prevention and/or treatment of human infectious diseases caused by infectious agents in Brammer’s own facilities in Alachua, FL and Cambridge and Lexington, MA

-	Lonza Houston Inc.

Manufacturer of the VACCINE for ALTIMMUNE in the FIELD of prevention and/or treatment of human infectious diseases caused by infectious agents in Lonza’s own facilities located in Houston, Texas, USA.

-

MassBiologics – the University of Massachusetts, a not-for-profit, public institution of higher education, established pursuant to Chapter 75 of the Massachusetts General Laws, as represented solely on behalf of MassBiologics of the University of Massachusetts Medical School

Manufacturer of the VACCINE for ALTIMMUNE in the FIELD of prevention and/or treatment of human infectious diseases caused by infectious agents in MassBiologics own facilities located in Mattapan and Fall River, Massachusetts, USA.

-	WuXi - WuXi Biologics and through its subsidiary WuXi Vaccines Manufacturer of the VACCINE for ALTIMMUNE in the FIELD of prevention and/or treatment of human infectious diseases caused by infectious agents in

WuXi facilities located in King of Prussia, Pennsylvania, USA.